1 1Q21 SUPPLEMENTAL FINANCIAL PACKAGE

2 TABLE OF CONTENTS Forward-Looking Statements Corporate Profile Highlights 2021 Outlook & Assumptions Summary Information Net Asset Value Component Data Summary Balance Sheet Summary Income Statement FFO, Normalized FFO & Adjusted FFO Outstanding Debt Debt Information Core Debt to Core EBITDA Capitalization & Financial Ratios Property Portfolio Development Pipeline Mezzanine Investments Acquisitions & Dispositions Construction Business Summary Same Store NOI by Segment Top 10 Tenants by Annualized Base Rent Lease Summary Office Lease Expirations Retail Lease Expirations COVID-19 Effect Appendix – Definitions & Reconciliations Same Store vs Non-Same Store Reconciliation to Core EBITDA Reconciliation to Property Portfolio NOI Reconciliation to GAAP Net Income 03 04 05 06 07 08 09 10 11 12 13 14 15 16 18 20 21 22 23 24 25 26 27 28 29 33 34 35 36

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 4, 2021, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 4, 2021. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, and the Company’s financial outlook and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company’s ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company’s tenants’ and other third parties’ businesses and financial conditions that adversely affect the ability and willingness of the Company’s tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company’s properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company’s ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) the Company’s ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (d) the Company’s ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. FORWARD-LOOKING STATEMENTS

4 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director Dorothy S. McAuliffe, Independent Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Michael P. O’Hara, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Bank of America Merrill Lynch James Feldman/Elvis Rodriguez (646) 855-5808/(646) 855-1589 james.feldman@bofa.com/rodrigueze@bofa.com ANALYST COVERAGE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with four decades of experience developing, building, acquiring and managing high-quality office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE

5 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $3.1 million, or $0.04 per diluted share, compared to $8.2 million, or $0.11 per diluted share, for the three months ended March 31, 2020. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $20.8 million, or $0.26 per diluted share, compared to $22.3 million, or $0.29 per diluted share, for the three months ended March 31, 2020. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $20.6 million, or $0.26 per diluted share, compared to $24.7 million, or $0.32 per diluted share, for the three months ended March 31, 2020. • Announced a second quarter cash dividend of $0.16 per common share, resulting in the second consecutive quarter of dividend increases and a 45.5% cumulative increase year-to-date. • Reaffirmed 2021 full-year Normalized FFO guidance of $0.98 to $1.02 per diluted share. • Core operating property portfolio occupancy at 94.0% as of March 31, 2021 compared to 94.4% as of December 31, 2020. The Company's March 31, 2021 occupancy includes office at 97.2%, retail at 93.9%, and multifamily at 92.2% (conventional multifamily was 95.8% and student housing was 85.0%). • Positive releasing spreads on office and retail lease renewals during the first quarter of 6.1% on a GAAP basis and 0.6% on a cash basis. • Completed the sale of Oakland Marketplace, an unencumbered Kroger-anchored center, for gross proceeds of $5.5 million. • Completed the off-market acquisition of Delray Beach Plaza, a Whole Foods-anchored center in Delray Beach, FL. • Leased nearly 60,000 square feet of commercial office and retail space since our last update. • Subsequent to quarter end, refinanced Southgate Square, the last of the Company's debt maturing in 2021. • Board of Directors reaffirmed the Company’s commitment to leadership in corporate governance practices by amending the Company’s bylaws to implement a “proxy access” provision that enables eligible long-term stockholders to nominate and include their own director nominees in the Company’s proxy materials, along with the candidates nominated by the Company’s Board of Directors. • Issued its 2020 Sustainability Report that highlights the Company's ongoing commitment to environmental, workplace health and safety, corporate social responsibility, corporate governance, and other sustainability matters over the course of 2020. The Sustainability Committee's 2020 Report can be accessed through the Sustainability page of the Company's website, ArmadaHoffler.com/Sustainability.

6 2021 OUTLOOK & ASSUMPTIONS OUTLOOK LOW HIGH TOTAL NOI $116.5M $117.5M CONSTRUCTION SEGMENT GROSS PROFIT $4.0M $5.5M G&A EXPENSES $14.5M $14.8M MEZZANINE INTEREST INCOME $17.7M $18.1M INTEREST EXPENSE(1) $31.3M $32.0M NORMALIZED FFO PER DILUTED SHARE $0.98 $1.02 • New $23M preferred equity mezzanine loan for Solis Nexton, which closed in April • Interest expense based on Forward LIBOR Curve, which forecasts rates ending the year at 0.19% • Opportunistic sale of common stock through the ATM program, resulting in a full year weighted average share count of 82.2M GUIDANCE ASSUMPTIONS (1) Excludes the interest expense on finance leases

# SUMMARY INFORMATION

## *$ IN THOUSANDS, EXCEPT PER SHARE DATE*

| | Three months ended | | | |
|---|---|---|---|---|
| **OPERATIONAL METRICS** | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 |
| Net income attributable to common stockholders and OP unit holders | $3,122 | $1,851 | $8,651 | $11,178 |
| Net income per diluted share attributable to common stockholders and OP unit holders | $0.04 | $0.02 | $0.11 | $0.14 |
| Normalized FFO attributable to common stockholders and OP unit holders | 20,575 | 19,900 | 19,039 | 22,583 |
| Normalized FFO per diluted share attributable to common stockholders and OP unit holders | **$0.26** | **$0.25** | **$0.24** | **$0.29** |
| Annualized dividend yield | 4.78% | 3.92% | 4.75% | NA |
| Core debt / Annualized core EBITDA | 7.1x | 6.6x | 5.8x | 6.5x |
| Fixed charge coverage ratio | 2.4x | 2.3x | 2.5x | 3.0x |
| **CAPITALIZATION** | | | | |
| Common shares outstanding | 59,894 | 59,073 | 57,934 | 57,010 |
| Operating Partnership units outstanding | 20,853 | 20,865 | 20,523 | 21,273 |
| Common shares and Operating Partnership units outstanding | 80,747 | 79,938 | 78,457 | 78,283 |
| Market price per common share | $12.54 | $11.22 | $9.26 | $9.95 |
| Common equity capitalization | 1,012,568 | 896,904 | 726,512 | 778,916 |
| Preferred equity capitalization | 171,085 | 171,085 | 171,075 | 63,350 |
| Total equity capitalization | $1,183,653 | $1,067,989 | $897,587 | $842,266 |
| Total debt[1] | 975,099 | 962,812 | 885,359 | 956,726 |
| Total capitalization | 2,158,752 | 2,030,801 | 1,782,946 | 1,798,992 |
| Less: cash | (34,588) | (50,430) | (79,224) | (75,111) |
| Total enterprise value | $2,124,164 | $1,980,371 | $1,703,722 | $1,723,881 |
| **STABILIZED PORTFOLIO OCCUPANCY** | | | | |
| Retail [2] | 93.9% | 94.7% [4] | 94.2% [4] | 95.1% |
| Office [2] | 97.2% | 97.0% | 96.7% | 97.0% |
| Multifamily [3] | 92.2% | 92.5% | 95.9% | 87.9% |
| Weighted Average [6] | 94.0% | 94.4% | 95.4% | 93.6% |
| **PORTFOLIO METRICS (INCLUDING NON-STABILIZED)** | | | | |
| Net Operating Income (NOI) | $29,603 | $28,785 | $24,653 | $27,373 |
| Total Number of Properties | 57 | 57 | 55 | 52 |
| Total Rentable Square Feet (RSF) | 5,337,657 | 5,323,441 | 5,323,442 | 4,884,105 |
| Retail Portfolio | | | | |
| Net Operating Income | $13,392 | $13,500 | $11,243 | $14,249 |
| Number of Properties | 37 | 37 | 37 | 36 |
| Net Rentable Square Feet | 3,709,478 | 3,690,375 | 3,690,376 | 3,578,066 |
| Office Portfolio | | | | |
| Net Operating Income | $7,402 | $7,073 | $7,039 | $6,975 |
| Number of Properties | 8 | 8 | 8 | 7 |
| Net Rentable Square Feet | 1,628,179 | 1,633,066 | 1,633,066 | 1,306,039 |
| Multifamily Portfolio | | | | |
| Net Operating Income | $8,809 | $8,212 | $6,371 | $6,149 |
| Number of Properties | 12 | 12 | 10 | 9 |
| Units | 2,344 | 2,344 | 1,754 | 1,754 |
| Beds | 1,183 | 1,183 | 1,183 | 826 |

(1) Excludes GAAP adjustments.
(2) Office and retail occupancy based on leased square feet as a % of respective total.
(3) Multifamily and student housing occupancy based on occupied units/beds as a % of total
(4) Regal leases which were terminated in October 2020 have been re-signed and included in occupancy for both quarters. Regal at Columbus Village II was re-signed after December 31, 2020.
(5) Includes impact of seasonality related to student housing.
(6) Total occupancy weighted by annualized base rent.

7

# NET ASSET VALUE COMPONENT DATA

*$ IN THOUSANDS*

**Stabilized Portfolio NOI (Cash)[1]**

| | Three months ended 3/31/2021 | | | |
|---|---|---|---|---|
| | Office[3] | Retail | Multifamily | Total |
| Stable Portfolio | | | | |
| Portfolio NOI[2] | $7,108 | $12,714 | $8,778 | $28,600 |
| Unstabilized Properties NOI | (196) | (226) | - | (422) |
| Signed Leases Not Yet Occupied or In Free Rent Period | 140 | 884 | 73 | 1,097 |
| Net Deferrals and Recoveries | (44) | (380) | - | (424) |
| Stable Portfolio NOI | $7,008 | $12,992 | $8,851 | $28,851 |
| Intra-Quarter Transactions | | | | |
| Net Acquisitons | - | 237 | - | 237 |
| Net Dispositions | - | (102) | - | (102) |
| Total | $0 | $135 | $0 | $135 |
| Annualized | $28,032 | $52,507 | $35,404 | $115,943 |

**Non-Stabilized Portfolio**

| | As of 3/31/2021 |
|---|---|
| Projects Under Development at Cost | $33,000 |
| Projects Delivered Not Stabilized at Cost | 125,000 |
| Projects Under Predevelopment or On Hold | 9,000 |
| Unconsolidated Joint Ventures | 5,000 |
| Total Non-Stabilized Portfolio | $172,000 |

**Management's Estimate of Land Value and Vacancy Opportunities**

| | Size | Estimated Value[6] |
|---|---|---|
| Harrisonburg MF Development Opportunity | 228 units | $20,000-30,000/unit |

| | Size | Net Rent PSF |
|---|---|---|
| At Lease or LOI's on Vacant Space | 73,000 sf | $20/sf |

**Third-Party General Contracting and Real Estate Services**

| | Trailing 12 Months |
|---|---|
| General Contracting Gross Profit | $7,244 |

**Non-Property Assets[4]**

| | As of 3/31/2021 |
|---|---|
| Cash and Retricted Cash | $34,588 |
| Accounts Receivable | 28,203 |
| Notes Receivable, Including Mezzanine and Equity Investments[5] | 132,741 |
| Construction receivables, including retentions[5] | 30,895 |
| Acquired lease intangible assets, net | 60,006 |
| Equity method investments | 4,967 |
| Other Assets | 38,108 |
| Total Non-Property Assets | $329,508 |

**Liabilities[4]**

| | As of 3/31/2021 |
|---|---|
| Mortgages and Notes Payable[5] | $975,099 |
| Accounts Payable and Accrued Liabilities | 15,587 |
| Construction Payables, Including Retentions | 32,971 |
| Other Liabilities | 59,707 |
| Total Liabilities | $1,083,364 |

**Preferred Equity**

| | Liquidation Value |
|---|---|
| Series A Cumulative Redeemable Perpetual Preferred Stock | $171,085 |

**Common Equity**

| | As of 3/31/2021 |
|---|---|
| Total common shares outstanding | 59,894 |
| Total OP units outstanding | 20,853 |
| Total Common Shares & OP Units Outstanding | 80,747 |

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 3/31/2021.
(3) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.
(6) Management's assessment of comparable multifamily assets in the applicable market.

8

9 SUMMARY BALANCE SHEET $ IN THOUSANDS 3/31/2021 12/31/2020 Assets (Unaudited) Real estate investments: Income producing property $1,708,474 $1,680,943 Held for development 11,294 13,607 Construction in progress 69,298 63,367 Accumulated depreciation (265,400) (253,965) Net real estate investments 1,523,666 1,503,952 Real estate investments held for sale - 1,165 Cash and cash equivalents 24,762 40,998 Restricted cash 9,826 9,432 Accounts receivable, net 28,203 28,259 Notes receivable, net 133,206 135,432 Construction receivables, including retentions, net 30,712 38,735 Construction contract costs and estimated earnings in excess of bil l ings 54 138 Equity method investments 4,967 1,078 Operating lease right-of-use assets 32,704 32,760 Finance lease right-of-use assets 47,821 23,544 Acquired lease intangible assets 60,006 58,154 Other assets 38,054 43,324 Total Assets $1,933,981 $1,916,971 Liabilities and Equity Indebtedness, net $975,147 $963,845 Accounts payable and accrued liabilities 15,587 23,900 Construction payables, including retentions 32,971 49,821 Bil l ings in excess of costs and estimated earnings 3,062 6,088 Operating lease liabilities 41,694 41,659 Finance lease liabilities 45,917 17,954 Other l iabilities 58,851 56,902 Total Liabilities 1,173,229 1,160,169 Total Equity 760,752 756,802 Total Liabilities and Equity $1,933,981 $1,916,971 As of

10 SUMMARY INCOME STATEMENT IN THOUSANDS, EXCEPT PER SHARE DATA Three months ended 3/31/2021 3/31/2020 Revenues (Unaudited) Rental revenues $45,741 $42,289 General contracting and real estate services revenues 35,563 47,268 Total Revenues 81,304 89,557 Expenses Rental expenses 10,832 9,375 Real estate taxes 5,306 4,333 General contracting and real estate services expenses 34,275 45,550 Depreciation and amortization 18,066 14,279 Amortization of right-of-use assets - finance leases 189 147 General and administrative expenses 4,021 3,793 Acquisition, development and other pursuit costs 71 27 Impairment charges 3,039 158 Total Expenses 75,799 77,662 Gain on real estate dispositions 3,717 - Operating Income 9,222 11,895 Interest income 4,116 7,226 Interest expense on indebtedness (7,613) (7,959) Interest expense on finance leases (362) (229) Change in fair value of derivatives and other 393 (1,736) Unrealized credit loss release (provision) 55 (377) Other income (expense), net 179 58 Income before taxes 5,990 8,878 Income tax benefit 19 257 Net Income $6,009 $9,135 Net income attributable to noncontrolling interest in investment entities - 92 Preferred stock dividends (2,887) (1,067) Net income attributable to AHH and OP Unit holders $3,122 $8,160 Net income per diluted share and unit attributable to AHH and OP Unit holders $0.04 $0.11 Weighted Average Shares & Units - Diluted 80,276 77,671

# FFO, NORMALIZED FFO & AFFO[1]

*IN THOUSANDS, EXCEPT PER SHARE DATA*

ARMADA HOFFLER PROPERTIES

| | Three months ended (Unaudited) | | | | |
|---|---|---|---|---|---|
| | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 | 3/31/2020 |
| **Funds From Operations** | | | | | |
| **Net income attributable to AHH and OP unit holders** | **$3,122** | **$1,851** | **$8,651** | **$11,178** | **$8,160** |
| Net Income per diluted share | $0.04 | $0.02 | $0.11 | $0.14 | $0.11 |
| Depreciation and amortization | 18,066 | 17,678 (2) | 14,131 (2) | 13,644 (2) | 14,092 (2) |
| Gains on dispositions of operating real estate | (3,464) (3) | - | (3,612) | (2,776) | - |
| Impairment of real estate assets | 3,039 (4) | - | - | - | - |
| **FFO** | **$20,763** | **$19,529** | **$19,170** | **$22,046** | **$22,252** |
| FFO per diluted share | $0.26 | $0.25 | $0.24 | $0.28 | $0.29 |
| **Normalized FFO** | | | | | |
| Acquisition, development & other pursuit costs | 71 | 29 | 26 | 502 | 27 |
| Non cash GAAP Adjustments | 134 | 636 | 161 | 29 | 682 |
| Change in fair value of derivatives and other | (393) | (294) | (318) | 6 | 1,736 |
| **Normalized FFO** | **$20,575** | **$19,900** | **$19,039** | **$22,583** | **$24,697** |
| Normalized FFO per diluted share | $0.26 | $0.25 | $0.24 | $0.29 | $0.32 |
| **Adjusted FFO** | | | | | |
| Non-cash stock compensation | 1,017 | 471 | 456 | 421 | 1,030 |
| Acquisition, development & other pursuit costs | (71) | (29) | (26) | (502) | (27) |
| Tenant improvements, leasing commissions, lease incentives (5) | (1,264) | (1,924) | (2,770) | (728) | (1,318) |
| Property related capital expenditures | (1,224) | (2,500) | (1,373) | (2,316) | (1,014) |
| Adjustment for loan modification and exit fees | (493) | (493) | (614) | (614) | (2,074) |
| Non-cash interest expense (6) | 988 | 934 | 874 | 673 | 638 |
| Cash ground rent payment - finance lease | (415) | (291) | (291) | (241) | (216) |
| GAAP Adjustments | (1,707) | (1,940) | (684) | (6,295) | (984) |
| **AFFO** | **$17,406** | **$14,128** | **$14,611** | **$12,981** | **$20,732** |
| AFFO per diluted share | $0.22 | $0.18 | $0.19 | $0.17 | $0.27 |
| Weighted Average Common Shares Outstanding | 59,422 | 58,304 | 57,923 | 56,668 | 56,398 |
| Weighted Average Operating Partnership Units Outstanding | 20,854 | 20,867 | 20,520 | 21,273 | 21,273 |
| Total Weighted Average Common Shares and OP Units Outstanding | 80,276 | 79,171 | 78,443 | 77,941 | 77,671 |

(1) See definitions on pages 30-31.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes gain on the sale of easement rights at a non-operating parcel of $0.3M.
(4) Related to Socastee Commons.
(5) Excludes development, redevelopment, and first-generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases

11

# OUTSTANDING DEBT

*$ IN THOUSANDS*

ARMADA HOFFLER PROPERTIES

| Debt | Stated Rate | Effective Rate as of 3/31/2021 | Maturity Date | Debt Maturities & Principal Payments 2021 | 2022 | 2023 | 2024 | 2025 | Thereafter | Outstanding as of 3/31/2021 |
|---|---|---|---|---|---|---|---|---|---|---|
| Secured Notes Payable - Core Debt | | | | | | | | | | |
| Red Mill West | 4.23% | 4.23% | Jun-2022 | $350 | $10,387 | | | | | $10,737 |
| Thames Street Wharf | L+1.30% | 1.81% (1) | Jun-2022 | - | 70,000 | | | | | 70,000 |
| Marketplace at Hilltop | 4.42% | 4.42% | Oct-2022 | 313 | 9,705 | | | | | 10,018 |
| 1405 Point | L+2.25% | 2.36% | Jan-2023 | 539 | 754 | 51,532 | | | | 52,825 |
| Socastee Commons | 4.57% | 4.57% | Jan-2023 | 86 | 120 | 4,223 | | | | 4,429 |
| Nexton Square | L+2.25% | 2.50% (3) | Feb-2023 | - | - | 20,107 | | | | 20,107 |
| 249 Central Park Retail | L+1.60% | 3.85% (1) | Aug-2023 | 185 | 260 | 16,093 | | | | 16,538 |
| Fountain Plaza Retail | L+1.60% | 3.85% (1) | Aug-2023 | 112 | 156 | 9,684 | | | | 9,952 |
| South Retail | L+1.60% | 3.85% (1) | Aug-2023 | 81 | 114 | 7,066 | | | | 7,261 |
| Hoffler Place | L+2.60% | 3.00% (3) | Jan-2024 | - | - | 257 | 18,143 | | | 18,400 |
| Summit Place | L+2.60% | 3.00% (3) | Jan-2024 | - | - | 311 | 22,789 | | | 23,100 |
| One City Center | L+1.85% | 1.96% | Apr-2024 | 476 | 659 | 691 | 22,734 | | | 24,560 |
| Southgate Square (2) | L+2.25% | 3.00% (3) | Apr-2024 | 473 | 729 | 751 | 17,509 | | | 19,462 |
| Red Mill Central | 4.80% | 4.80% | Jun-2024 | 131 | 175 | 175 | 1,838 | | | 2,319 |
| Premier Apartments | L+1.55% | 1.66% | Oct-2024 | 156 | 221 | 234 | 16,053 | | | 16,664 |
| Red Mill South | 3.57% | 3.57% | May-2025 | 237 | 327 | 338 | 351 | 4,502 | | 5,755 |
| Brooks Crossing Office | L+1.60% | 1.71% | Jul-2025 | 378 | 513 | 521 | 530 | 13,325 | | 15,267 |
| Market at Mill Creek | L+1.55% | 1.66% | Jul-2025 | 486 | 647 | 647 | 647 | 11,200 | | 13,627 |
| Johns Hopkins Village | L+1.25% | 4.19% (1) | Aug-2025 | 738 | 1,031 | 1,075 | 1,116 | 46,649 | | 50,609 |
| North Point Center Note 2 | 7.25% | 7.25% | Sep-2025 | 106 | 151 | 162 | 174 | 1,467 | | 2,060 |
| Encore Apartments | 2.93% | 2.93% | Feb-2026 | 395 | 540 | 556 | 573 | 590 | 22,306 | 24,960 |
| 4525 Main Street | 2.93% | 2.93% | Feb-2026 | 506 | 692 | 713 | 734 | 756 | 28,580 | 31,981 |
| Delray Beach Plaza | L+3.00% | 3.11% | Mar-2026 | 91 | 127 | 131 | 134 | 138 | 13,852 | 14,473 |
| Lexington Square | 4.50% | 4.50% | Sep-2028 | 202 | 280 | 293 | 306 | 320 | 12,973 | 14,374 |
| Red Mill North | 4.73% | 4.73% | Dec-2028 | 79 | 110 | 116 | 121 | 127 | 3,715 | 4,268 |
| Greenside Apartments | 3.17% | 3.17% | Dec-2029 | 533 | 735 | 759 | 783 | 808 | 29,513 | 33,131 |
| The Residences at Annapolis Junction | SOFR +2.66% | 2.67% | Nov-2030 | - | - | 147 | 1,753 | 1,809 | 80,666 | 84,375 |
| Smith's Landing | 4.05% | 4.05% | Jun-2035 | 661 | 917 | 956 | 994 | 1,037 | 12,547 | 17,112 |
| Liberty Apartments | 5.66% | 5.66% | Nov-2043 | 230 | 322 | 341 | 361 | 382 | 12,166 | 13,802 |
| Edison Apartments | 5.30% | 5.30% | Dec-2044 | 261 | 364 | 384 | 405 | 427 | 14,346 | 16,187 |
| The Cosmopolitan | 3.35% | 3.35% | Jul-2051 | 617 | 847 | 876 | 906 | 937 | 38,524 | 42,707 |
| Total - Secured Core Debt | | | | 8,422 | 100,883 | 119,139 | 108,954 | 84,474 | 269,188 | 691,060 |
| Secured Notes Payable - Development Pipeline | | | | | | | | | | |
| Wills Wharf | L+2.25% | 2.36% | Jun-2023 | - | - | 60,831 | | | | 60,831 |
| Solis Gainesville | L+3.00% | 3.75% (3) | Aug-2024 | | | | | | | - |
| Premier Retail | L+1.55% | 1.66% | Oct-2024 | 77 | 109 | 115 | 7,907 | | | 8,208 |
| Total - Development Pipeline | | | | 77 | 109 | 60,946 | 7,907 | - | - | 69,039 |
| Total Secured Notes Payable | | | | 8,499 | 100,992 | 180,085 | 116,861 | 84,474 | 269,188 | 760,099 |
| Unsecured Core Debt | | | | | | | | | | |
| Senior Unsecured Line of Credit | L+1.30%-1.85% | 1.61% | Jan-2024 | - | - | - | 10,000 | | | 10,000 |
| Senior Unsecured Term Loan | L+1.25%-1.80% | 1.56% | Jan-2025 | - | - | - | - | 19,500 | | 19,500 |
| Senior Unsecured Term Loan | L+1.25%-1.80% | 1.95% - 4.47% (1) | Jan-2025 | - | - | - | - | 185,500 | | 185,500 |
| Total - Unsecured Core Debt | | | | - | - | - | 10,000 | 205,000 | - | 215,000 |
| **Total Notes Payable excluding GAAP Adjustments** | | | | **$8,499** | **$100,992** | **$180,085** | **$126,861** | **$289,474** | **$269,188** | **$975,099** |
| GAAP Adjustments | | | | | | | | | | 48 |
| **Total Notes Payable** | | | | | | | | | | **$975,147** |

(1) Includes debt subject to interest rate swap locks.
(2) Refinanced subsequent to quarter end, new rate and maturity reflected.
(3) Subject to a LIBOR rate floor.

12

13 2.4% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Variable-rate Debt Fixed-rate Debt 3.0% Weighted Average DEBT INFORMATION Interest Rates(1)(5) (1) Includes refinances that occurred subsequent to 3/31/21. (2) Excludes debt subject to interest rate swap locks. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments. (5) Subject to LIBOR rate as of 3/31/21. Interest Rate Cap Agreements At or Below 2.00% Effective Date Maturity Date Strike Rate Notional Amount January 2020 February 2022 1.75% $100,000 March 2020 March 2022 1.50% 100,000 July 2020 July 2023 0.50% 100,000 October 2020 November 2023 SOFR 1.84% 84,375 February 2021 February 2023 0.50% 100,000 Total Interest Rate Caps 484,375 Fixed-rate Debt (3)(4) $573,700 Fixed-rate and Hedged Debt $1,058,075 Total Debt (4) $975,099 % of Total Debt (4) 100% Total Debt Composition Weighted Average (1)(5) % of Debt Interest Rate Maturity Variable vs. Fixed-rate Debt (1) Variable-rate Debt (2) 41.2% 2.4% 4.2 Yrs Fixed-rate Debt (3)(4) 58.8% 3.4% 7.2 Yrs Fixed-rate and Hedged Debt (3)(4) 100% Secured vs. Unsecured Debt Unsecured Debt 22.0% 3.0% 3.8 Yrs Secured Debt 78.0% 3.0% 6.6 Yrs Total 3.0% 6.0 Yrs 2.5% 2.8% 2.5% 3.1% 3.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2021 2022 2023 2024 2025 Thereafter⁽¹⁾ Debt Maturing Weighted Average Interest Rate $ IN THOUSANDS Debt Maturities(1)

# CORE DEBT TO CORE EBITDA

*$ IN THE THOUSANDS*
*SEE PAGE 34 FOR CALCULATIONS AND RECONCILIATION*

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 | 3/31/2020 |
| **Net income attributable to common stockholders and OP unit holders** | $3,122 | $1,851 | $8,651 | $11,178 | $8,160 |
| **Adjusted EBITDA**[(1)(2)(4)] | $31,772 | $30,534 | $29,976 | $31,108 | $34,170 |
| Other adjustments: | | | | | |
| Development/Redevelopment | (1,060) | (880) | (2,225) | (1,085) | (1,133) |
| (Less) Acquisitions/Dispositions completed intra-quarter | (447) | (961) | (155) | (1,351) | - |
| **Core EBITDA**[(4)] | $30,266 | $28,693 | $27,596 | $28,672 | $33,037 |
| **Annualized Core EBITDA** | $121,316 [(5)] | $114,770 | $110,382 | $114,689 | $132,148 |
| **Total debt**[(3)] | $975,099 | $962,812 | $885,359 | $956,726 | $1,016,293 |
| Adjustments to debt: | | | | | |
| (Less) Development/Redevelopment | (69,039) | (67,285) | (143,560) | (137,508) | (127,650) |
| (Less) Net Acquisitions completed intra-quarter | (14,473) | (84,375) | (22,909) | - | - |
| (Less) Cash & restricted cash | (34,588) | (50,430) | (79,224) | (75,111) | (52,788) |
| **Core Debt**[(4)] | $856,999 | $760,722 | $639,666 | $744,107 | $835,855 |
| **Core Debt/Annualized Core EBITDA** | **7.1x** | **6.6x** | **5.8x** | **6.5x** | **6.3x** |

(1) See reconciliation on page 34.
(2) Excludes non-recurring items.
(3) Excludes GAAP adjustments.
(4) See page 31 for definition.
(5) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

14

# CAPITALIZATION & FINANCIAL RATIOS

*$ IN THOUSANDS AS OF MARCH 31, 2021*

ARMADA HOFFLER PROPERTIES

| Debt | % of Total | Principal Balance |
|---|---|---|
| Unsecured credit facility | 1% | $10,000 |
| Unsecured term loans | 21% | 205,000 |
| Mortgages payable | 78% | 760,099 |
| Total debt | | $975,099 |

| Preferred Equity | Shares | Liquidation Value Per Share | Total Liquidation Value |
|---|---|---|---|
| 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA) | 6,843 | $25.00 | $171,085 |

| Common Equity | % of Total | Shares/Units | Stock Price | Market Value |
|---|---|---|---|---|
| Common stock (NYSE: AHH) | 74% | 59,894 | $12.54 | $751,071 |
| Operating Partnership Units | 26% | 20,853 | $12.54 | 261,497 |
| Equity market capitalization | | 80,747 | | $1,012,568 |
| Total capitalization | | | | $2,158,752 |

| Financial Ratios | |
|---|---|
| Debt Service Coverage Ratio(1) | 3.1x |
| Fixed Charge Coverage Ratio(2) | 2.4x |
| Net Debt to Adjusted EBITDA | 7.4x |
| Core Debt to Core EBITDA | 7.1x |
| Core Debt + Preferred Equity to Core EBITDA | 8.5x |
| Debt/Total Capitalization | 45% |

| Liquidity | |
|---|---|
| Cash on hand | $34,588 |
| Availability under credit facility | 93,000 |
| Availability under construction loans | 48,368 |
| | $175,956 |



Equity 55%
Debt 45%
12%
10%
35%
35%
8%
Equity
Preferred Equity
Common Stock
Common Units
Debt
Mortgages Payable
Unsecured Term Loans
Unsecured Credit Facility

| Unencumbered Properties | |
|---|---|
| % of Total Properties | 63% |
| % of Annualized Base Rent | 46% |

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment

(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.

15

# PROPERTY PORTFOLIO

*AS OF MARCH 31, 2021*

ARMADA HOFFLER PROPERTIES

| Retail Properties- Stabilized | Anchor Tenant(s) | Location | Town Center | Unencumbered ABR | Year Built | SF(1) | Occupancy(2) | ABR(3) | ABR per Leased SF(3) |
|---|---|---|---|---|---|---|---|---|---|
| 249 Central Park Retail | Cheesecake Factory, Brooks Brothers | Virginia Beach, VA | ✓ | - | 2004 | 92,400 | 97.9% | $2,388,192 | $26.41 |
| Apex Entertainment | Apex Entertainment, USI | Virginia Beach, VA | ✓ | 100% | 2002 | 103,335 | 100.0% | 1,482,137 | 14.34 |
| Broad Creek Shopping Center(6)(9) | Food Lion, PetSmart | Norfolk, VA | | 100% | 1997/2001 | 121,504 | 95.1% | 2,097,012 | 18.16 |
| Broadmoor Plaza | Kroger | South Bend, IN | | 100% | 1980 | 115,059 | 97.5% | 1,335,403 | 11.90 |
| Brooks Crossing Retail | Various Small Shops | Newport News, VA | | 100% | 2016 | 18,349 | 66.3% | 170,112 | 13.98 |
| Columbus Village(6) | Barnes & Noble, Shake Shack | Virginia Beach, VA | ✓ | 100% | 1980/2013 | 62,362 | 91.0% | 1,719,906 | 30.30 |
| Columbus Village II | BB&B, Regal | Virginia Beach, VA | ✓ | 100% | 1995/1996 | 92,061 | 96.7% | 720,000 | 8.09 |
| Commerce Street Retail | Yard House | Virginia Beach, VA | ✓ | 100% | 2008 | 19,173 | 100.0% | 894,764 | 46.67 |
| Courthouse 7-Eleven | 7-Eleven | Virginia Beach, VA | | 100% | 2011 | 3,177 | 100.0% | 139,311 | 43.85 |
| Delray Beach Plaza(6)(9) | Whole Foods | Delray Beach, FL | | - | 2021 | 87,207 | 100.0% | 2,973,990 | 34.10 |
| Dimmock Square | Best Buy, Old Navy | Colonial Heights, VA | | 100% | 1998 | 106,166 | 75.3% | 1,468,733 | 18.38 |
| Fountain Plaza Retail | Ruth's Chris, Ann Taylor | Virginia Beach, VA | ✓ | - | 2004 | 35,961 | 100.0% | 998,614 | 27.77 |
| Greentree Shopping Center | Various Small Shops | Chesapeake, VA | | 100% | 2014 | 15,719 | 92.6% | 328,956 | 22.60 |
| Hanbury Village(6) | Harris Teeter | Chesapeake, VA | | 100% | 2006/2009 | 98,638 | 100.0% | 1,977,965 | 20.05 |
| Harrisonburg Regal | Regal Cinemas | Harrisonburg, VA | | 100% | 1999 | 49,000 | 100.0% | 717,850 | 14.65 |
| Lexington Square | Lowes Foods | Lexington, SC | | - | 2017 | 85,440 | 98.3% | 1,822,429 | 21.69 |
| Market at Mill Creek (6) | Lowes Foods | Mt. Pleasant, SC | | - | 2018 | 80,319 | 97.7% | 1,805,603 | 23.00 |
| Marketplace at Hilltop(6)(9) | Total Wine, Panera, Chick-Fil-A | Virginia Beach, VA | | - | 2000/2001 | 116,953 | 96.4% | 2,481,275 | 22.01 |
| Nexton Square | Various Small Shops | Summerville, SC | | - | 2020 | 127,196 | 87.7% | 2,900,471 | 26.01 |
| North Hampton Market | PetSmart, Hobby Lobby | Taylors, SC | | 100% | 2004 | 114,954 | 97.7% | 1,480,950 | 13.18 |
| North Point Center(6)(11) | Harris Teeter, Home Depot, Costco | Durham, NC | | 88% | 1998/2009 | 494,746 | 92.9% | 3,493,917 | 7.60 |
| Parkway Centre | Publix | Moultrie, GA | | 100% | 2017 | 61,200 | 100.0% | 836,604 | 13.67 |
| Parkway Marketplace | Rite Aid | Virginia Beach, VA | | 100% | 1998 | 37,804 | 87.3% | 679,524 | 20.59 |
| Patterson Place | BB&B, PetSmart, DSW | Durham, NC | | 100% | 2004 | 160,942 | 79.2% | 2,076,887 | 16.30 |
| Perry Hall Marketplace | Safeway | Perry Hall, MD | | 100% | 2001 | 74,256 | 98.0% | 1,267,026 | 17.41 |
| Providence Plaza | Cranfill, Sumner & Hartzog, Chipotle | Charlotte, NC | | 100% | 2007/2008 | 103,118 | 87.2% | 2,564,603 | 28.53 |
| Red Mill Commons(6) | Homegoods, Walgreens | Virginia Beach, VA | | 8% | 2000-2005 | 373,808 | 94.9% | 6,472,009 | 18.24 |
| Sandbridge Commons(6) | Harris Teeter | Virginia Beach, VA | | 100% | 2015 | 76,650 | 100.0% | 1,101,132 | 14.37 |
| Socastee Commons(11) | Bi-Lo | Myrtle Beach, SC | | - | 2000/2014 | 57,273 | 100.0% | 654,575 | 11.43 |
| Southgate Square | Burlington, PetSmart, Michaels, Conn's | Colonial Heights, VA | | - | 1991/2016 | 260,131 | 96.5% | 3,522,526 | 14.04 |
| South Retail | lululemon, free people, CPK | Virginia Beach, VA | ✓ | - | 2002 | 38,515 | 84.9% | 947,404 | 28.96 |
| South Square | Ross, Petco, Office Depot | Durham, NC | | 100% | 1977/2005 | 109,590 | 100.0% | 1,952,968 | 17.82 |
| Southshore Shops | Buffalo Wild Wings | Chesterfield, VA | | 100% | 2006 | 40,307 | 74.1% | 627,165 | 20.99 |
| Studio 56 Retail | Rocket Title | Virginia Beach, VA | ✓ | 100% | 2007 | 11,594 | 15.2% | 54,182 | 30.75 |
| Tyre Neck Harris Teeter(6)(9) | Harris Teeter | Portsmouth, VA | | 100% | 2011 | 48,859 | 100.0% | 533,285 | 10.91 |
| Wendover Village | T.J. Maxx, Petco | Greensboro, NC | | 100% | 2004 | 176,997 | 98.7% | 3,364,489 | 19.25 |
| **Stabilized Retail Total** | **36 Properties** | | | **55%** | | **3,670,763** | **93.9%** | **$60,051,969** | **$17.42** |

| Retail Properties- Non-Stabilized | Anchor Tenant(s) | Location | Town Center | Unencumbered ABR | Year Built | SF(1) | Occupancy(2) | ABR(3) | ABR per Leased SF(3) |
|---|---|---|---|---|---|---|---|---|---|
| Premier Retail | Williams Sonoma, Pottery Barn | Virginia Beach, VA | ✓ | - | 2018 | 38,715 | 82.0% | $1,022,764 | $32.21 |
| **Non-Stabilized Retail Total** | **1 Property** | | | | | | | | |

16

# PROPERTY PORTFOLIO CONT.

*AS OF MARCH 31, 2021*

ARMADA HOFFLER PROPERTIES

| Office Properties- Stabilized | Anchor Tenant(s) | Location | Town Center | Unencumbered ABR | Year Built | SF[1] | Occupancy[2] | ABR[3] | ABR per Leased SF[3] |
|---|---|---|---|---|---|---|---|---|---|
| 4525 Main Street | Clark Nexsen, Anthropologie, Mythics | Virginia Beach, VA | ✓ | - | 2014 | 234,938 | 99.4% | $6,972,878 | $29.86 |
| Armada Hoffler Tower[4][5] | AHH, Troutman Pepper, Williams Mullen | Virginia Beach, VA | ✓ | 100% | 2002 | 315,929 | 97.3% | 9,105,991 | 29.62 |
| Brooks Crossing Office | Huntington Ingalls Industries | Newport News, VA | | - | 2019 | 98,061 | 100.0% | 1,850,411 | 18.87 |
| One Columbus[5] | BB&T, HBA | Virginia Beach, VA | ✓ | 100% | 1984 | 128,770 | 97.7% | 3,251,365 | 25.86 |
| One City Center | Duke University, WeWork | Durham, NC | | - | 2019 | 151,599 | 89.3% | 4,286,406 | 31.65 |
| Thames Street Wharf[4] | Morgan Stanley, JHU Medical | Baltimore, MD | | - | 2010 | 263,426 | 99.4% | 7,361,888 | 28.13 |
| Two Columbus | Hazen & Sawyer, Fidelity | Virginia Beach, VA | ✓ | 100% | 2009 | 108,459 | 95.4% | 2,603,176 | 25.15 |
| **Stabilized Office Total** | **7 Properties** | | | **42%** | | **1,301,182** | **97.2%** | **$35,432,115** | **$28.00** |

| Office Properties- Non-Stabilized | Anchor Tenant(s) | Location | Town Center | Unencumbered ABR | Year Built | SF[1] | Occupancy[2] | ABR[3] | ABR per Leased SF[3] |
|---|---|---|---|---|---|---|---|---|---|
| Wills Wharf[9] | Canopy by Hilton, EY, Jellyfish | Baltimore, MD | | - | 2020 | 326,997 | 47.2% | $2,726,155 | $17.66 |
| **Non-Stabilized Office Total** | **1 Property** | | | | | | | | |

| Multifamily Properties- Stabilized | | Location | Town Center | Unencumbered AQR | Year Built | Units/Beds | Occupancy[2] | AQR[7] | Monthly Effective Rent per Occupied Unit | Rent per Occupied SF |
|---|---|---|---|---|---|---|---|---|---|---|
| 1405 Point[8][9] | | Baltimore, MD | | - | 2018 | 289 | 95.8% | $7,240,992 | $2,178 | $2.91 |
| Encore Apartments | | Virginia Beach, VA | ✓ | - | 2014 | 286 | 94.4% | 4,566,995 | 1,410 | 1.97 |
| Edison Apartments[8] | | Richmond, VA | | - | 2014 | 174 | 94.8% | 2,631,424 | 1,329 | 2.16 |
| Greenside Apartments | | Charlotte, NC | | - | 2018 | 225 | 97.3% | 4,118,411 | 1,567 | 2.12 |
| Liberty Apartments[8] | | Newport News, VA | | - | 2013 | 197 | 95.5% | 2,948,485 | 1,306 | 1.78 |
| Premier Apartments | | Virginia Beach, VA | ✓ | - | 2018 | 131 | 93.9% | 2,493,210 | 1,689 | 2.73 |
| Smith's Landing[9] | | Blacksburg, VA | | - | 2009 | 284 | 98.2% | 5,106,966 | 1,525 | 1.61 |
| The Cosmopolitan[8] | | Virginia Beach, VA | ✓ | - | 2006 | 342 | 95.6% | 7,592,446 | 1,935 | 2.00 |
| The Residences at Annapolis Junction | | Annapolis Junction, MD | | - | 2018 | 416 | 95.4% | 9,530,331 | 2,000 | 2.24 |
| **Multifamily Total** | **9 Properties** | | | - | | **2,344** | **95.8%** | **46,229,260** | **1,716** | **2.12** |
| Hoffler Place[8][10] | | Charleston, SC | | - | 2019 | 258 | 95.3% | $3,340,596 | $1,132 | $3.62 |
| Johns Hopkins Village[8][9][10] | | Baltimore, MD | | - | 2016 | 568 | 73.9% | 6,410,151 | 1,272 | 4.29 |
| Summit Place[10] | | Charleston, SC | | - | 2020 | 357 | 95.2% | 3,673,112 | 900 | 2.52 |
| **Student Housing Total** | **3 Properties** | | | - | | **1,183** | **85.0%** | **13,423,859** | **1,112** | **3.46** |
| **Total / Weighted Average Multifamily Portfolio** | | | | | | **3,527** | **92.2%** | **$59,653,119** | **$1,529** | **$2.33** |

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of March 31, 2021, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units/beds occupied as of March 31, 2021, divided by (b) total units/beds available, as of such date expressed as a percentage.

(3) For the properties in our retail & office portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2021 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2021. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases.

(7) For the properties in our multifamily portfolio, AQR is calculated by multiplying (a) revenue for the quarter ended March 31, 2021 by (b) 4.

(8) The AQR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place, Edison, and 1405 Point excludes approximately $0.3M, $0.8M, $1.3M, $0.1M, $0.3M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended March 31, 2021 by the number of occupied beds.

17

# DEVELOPMENT PIPELINE

*$ IN THOUSANDS*

ARMADA HOFFLER PROPERTIES

| Projects | Property Type | Estimated[1] | % Leased or LOI | Schedule[1]: Construction Start | Schedule[1]: Initial Occupancy | Schedule[1]: Stabilized Operation[2] | Estimated Cost[1] | Loan Commitment | Cost to Date | AHH Ownership % | Anchor Tenants |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Under Development** | | | | | | | | | | | |
| Chronicle Mill<br>Belmont, NC | Multifamily | 238 units / 14,700 sf | - | 1Q21 | 3Q22 | 2Q24 | $54,000 | $35,100 | $6,000 | 85% (3) | |
| Harrisonburg Multifamily<br>Harrisonburg, VA | Multifamily | 228 units | - | TBD | TBD | TBD | 45,000 | TBD | - | 100% | |
| Solis Gainesville<br>Gainesville, GA | Multifamily | 223 units | - | 3Q20 | 2Q22 | 3Q23 | 48,000 | 31,000 | 16,000 | 95% (3) | |
| Southern Post<br>Roswell, GA | Mixed-use | 138 units / 137,000 sf | - | TBD | TBD | TBD | 95,000 | TBD | 11,000 | 100% | |
| | | | | | | Total Projects Under Development | $242,000 | $66,100 | $33,000 | | |
| **Delivered Not Stabilized** | | | | | | | | | | | |
| Premier Retail (Town Center Phase VI)<br>Virginia Beach, VA | Retail | 39,000 sf | 82% | 4Q16 | 3Q18 | 2Q21 | $18,000 | $8,000 | $16,000 | 100% | Williams-Sonoma, Pottery Barn |
| Wills Wharf<br>Baltimore, MD | Office | 327,000 sf | 63% | 3Q18 | 2Q20 | 3Q22 | 120,000 | 76,000 | 109,000 | 100% | Canopy by Hilton, EY, Jellyfish |
| | | | | | | Total Projects Delivered Not Stabilized | $138,000 | $84,000 | $125,000 | | |
| **Predevelopment** | | | | | | | | | | | |
| Ten Tryon<br>Charlotte, NC | Mixed-use | 220,000 sf | - | TBD | TBD | TBD | $96,000 | TBD | $9,000 | 80% (3) | |
| **Unconsolidated JV's** | | | | | | | | | | | |
| T. Rowe Price Global HQ<br>Baltimore, MD | | see page 19 for details | | | | | $250,000 | | $5,000 | 50% | T. Rowe Price |
| Parcel 4 Mixed-Use<br>Baltimore, MD | | see page 19 for details | | | | | 167,000 | | - | 50% | |
| | | | | | | Total Unconsolidated JV's | $417,000 | | $5,000 | | |

| | Q1 2021 |
|---|---|
| Capitalized Interest | $415 |
| Capitalized Overhead | $431 |


GALAXY COFFEE
bistro

*Solis Gainesville*
*Gainesville, GA*

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 32.
(3) Majority interest in joint venture with preferred return.

18

19 T Rowe Price Global HQ Baltimore, MD 1 - Thames Street Wharf 2 - 1405 Point 3 - Wills Wharf 4 - T. Rowe Price Global HQ 5 - Parcel 4 Mixed Use 6 - Exelon Building Owned 100% by AHH JV with Beatty Development Group Built by AHH (not owned) 6 2 1 3 4 5 DEVELOPMENT PIPELINE(1) UNCONSOLIDATED JOINT VENTURES- PREDEVELOPMENT: SUBJECT TO CHANGE $ IN THOUSANDS Estimated Property Type Size Construction Start Initial Occupancy Stabilized Operation Project Cost AHH Ownership % AHH Equity Requirement AHH Investment To Date Hold Period Total Construction Fees T. Rowe Price Global HQ-Baltimore, MD Office 450,000 sf 1Q22 1Q24 2Q24 $250,000 50% $30,000 $5,000 4 Years $4-5M Parcel 4 Mixed-Use-Baltimore, MD Mixed-Use/Garage 314 units / 1,200 spaces 4Q21 4Q23 TBD 167,000 50% 30,000 - 5 Years 4M Total Joint-Ventures $417,000 $60,000 $5,000 $8-9M (1) All items are estimated based on predevelopment assumptions.

20 MEZZANINE INVESTMENTS (1) Represents estimates that may change as the development process proceeds. (2) 100% preferred equity, with economic terms and accounting consistent with a mezzanine loan. Operating agreement executed on 4/1/21. The Interlock Atlanta, GA Solis Apartments at Interlock Atlanta, GA Schedule (1) Outstanding Investments Property Type Estimated Size (1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance Mezzanine Interest QTD The Interlock Atlanta, GA Mixed-use 300,000 sf 61% 1Q21 4Q24 15% $92,480 $3,075 Solis Apartments at Interlock Atlanta, GA Multifamily 349 units NA 4Q20 4Q22 13% 29,907 938 Solis Nexton (2) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% - - Total $122,387 $4,013 Mezzanine Interest Expense (369) Net Mezzanine Interest Income $3,644 AS OF MARCH 31, 2021 $ IN THOUSANDS

# ACQUISITIONS & DISPOSITIONS

*$ IN THOUSANDS*

ARMADA HOFFLER PROPERTIES

## ACQUISITIONS

| Properties | Location | Square Feet/Units | Purchase Price[1] | Cash Cap Rate | Purchase Date |
|---|---|---|---|---|---|
| **2020** | | | | | |
| Edison Apartments | Richmond, VA | 174 units | $25,700 | 6.8% | 4Q20 |
| **2019** | | **757,577** | **208,783** | **7.5%** | |
| Thames Street Wharf | Baltimore, MD | 263,426 | 101,000 | 7.1% | 2Q19 |
| Red Mill Commons & Marketplace at Hilltop | Virginia Beach, VA | 488,865 | 105,000 | 7.7% | 2Q19 |
| Wendover Village III | Greensboro, NC | 5,286 | 2,783 | 9.2% | 1Q19 |
| **2018** | | **217,751** | **52,658** | **6.7%** | |
| **2017** | | **35,895** | **14,300** | **7.7%** | |
| **2016** | | **1,515,674** | **261,530** | **7.0%** | |
| **2015** | | **409,386** | **95,380** | **7.1%** | |
| **2014** | | **106,166** | **19,662** | **7.3%** | |
| **Total/Weighted Average** | | **3,042,449 / 174 units** | **$678,013** | **7.2%** | |

## DISPOSITIONS

| Properties | Location | Square Feet/Units | Sale Price | Cash Cap Rate | Disposition Date |
|---|---|---|---|---|---|
| **2021** | | **67,655** | **$8,400** | **7.7%** | |
| Oakland Marketplace | Oakland, TN | 64,538 | 5,500 | 7.8% | 1Q21 |
| Hanbury 7-Eleven | Chesapeake, VA | 3,117 | 2,900 | 5.5% | 1Q21 |
| **2020** | | **645,600** | **97,300** | **7.8%** | |
| Hanbury Walgreens | Chesapeake, VA | 14,820 | 7,300 | 6.1% | 3Q20 |
| Retail Portfolio (7 properties) | Mid-Atlantic | 630,780 | 90,000 | 7.8% | 2Q20 |
| **2019** | | | | | |
| Lightfoot Marketplace | Williamsburg, VA | 124,715 | 30,275 [2] | 5.8% | 3Q19 |
| **2018** | | **6,047** | **4,400** | **5.4%** | |
| **2017** | | **52,454** | **17,750** | **5.9%** | |
| **2016** | | **481,866** | **97,350** | **10.5%** | |
| **2015** | | **203,200 / 203 units** | **81,075** | **6.2%** | |
| **2014** | | **31,000** | **8,900** | **6.3%** | |
| **Total/Weighted Average** | | **1,612,537 / 203 units** | **$345,450** | **7.2%** | |

(1) Contractual purchase price.
(2) Includes JV interest in the property.

21

22 CONSTRUCTION BUSINESS SUMMARY $ IN THOUSANDS 27th Street Virginia Beach, VA Gross Profit Summary Q1 2021 Trailing 12 Months (Unaudited) Revenue $35,563 $205,441 Expense (34,275) (198,197) Gross Profit $1,288 $7,244 Highlighted Projects Location Total Contract Value Work in Place as of 3/31/2021 Backlog Estimated Date of Completion 27th Street Garage and Apartments Virginia Beach, VA $81,797 $70,375 $11,422 3Q 2021 Holly Springs Apartments Holly Springs, NC 34,730 23,421 11,309 3Q 2021 Sub Total $116,527 $93,796 $22,731 All Other Projects 261,143 245,036 16,107 Total $377,670 $338,832 $38,838

# SAME STORE NOI BY SEGMENT

*$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX ON PG. 35)*

ARMADA HOFFLER PROPERTIES

| | Three months ended | | | |
|---|---|---|---|---|
| | 3/31/2021 | 3/31/2020 | $ Change | % Change |
| **Summary** | | | | |
| **NOI:** | | | | |
| Office | $6,726 | $6,671 | $55 | 0.8% |
| Retail | 11,898 | 12,809 | (911) | -7.1% |
| Multifamily | 5,541 | 6,122 | (581) | -9.5% |
| | $24,165 | $25,602 | ($1,437) | -5.6% |
| **NOI, Cash Basis:** | | | | |
| Office | 6,449 | $6,235 | $214 | 3.4% |
| Retail | 11,538 | 12,484 | (946) | -7.6% |
| Multifamily | 5,276 | 6,097 | (821) | -13.5% |
| | $23,263 | $24,816 | ($1,553) | -6.3% |
| **Detail by Segment** | | | | |
| **Office[1]** | | | | |
| Revenue | $10,210 | $10,192 | $18 | 0.2% |
| Rental Expenses[2] | 2,190 | 2,387 | (197) | -8.3% |
| Real Estate Taxes | 1,294 | 1,134 | 160 | 14.1% |
| Net Operating Income | $6,726 | $6,671 | $55 | 0.8% |
| **Retail[1]** | | | | |
| Revenue | $15,860 | $16,810 | ($950) | -5.7% |
| Rental Expenses[2] | 2,175 | 2,224 | (49) | -2.2% |
| Real Estate Taxes | 1,787 | 1,777 | 10 | 0.6% |
| Net Operating Income | $11,898 | $12,809 | ($911) | -7.1% |
| **Multifamily[1]** | | | | |
| Revenue | $9,690 | $10,017 | ($327) | -3.3% |
| Rental Expenses[2] | 3,029 | 3,088 | (59) | -1.9% |
| Real Estate Taxes | 1,120 | 807 | 313 | 38.8% |
| Net Operating Income | $5,541 | $6,122 | ($581) | -9.5% |
| **Same Store Net Operating Income (NOI)** | $24,165 | $25,602 | ($1,437) | -5.6% |
| GAAP Adjustments | (902) | (786) | (116) | |
| Same store portfolio NOI, cash basis excluding deferred rent collected of ($0.4M) for three month ended 3/31/21 | $23,263 | $24,816 | ($1,553) | -6.3% |

(1) See page 33 for Same Store vs. Non – Same Store Properties.
(2) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 3/31/2021 & 3/31/2020, respectively.

23

# TOP 10 TENANTS BY ABR(1)

*$ IN THOUSANDS AS OF MARCH 31, 2021*

ARMADA HOFFLER PROPERTIES

**Office Portfolio(1)**

| Tenant | Number of Leases | Lease Expiration | Annualized Base Rent | % of Office Portfolio Annualized Base Rent | % of Total Portfolio Annualized Base Rent |
|---|---|---|---|---|---|
| Morgan Stanley(2) | 1 | 2027 | $ 5,703 | 16.1% | 3.8% |
| Clark Nexsen | 1 | 2029 | 2,692 | 7.6% | 1.8% |
| WeWork | 1 | 2034 | 2,065 | 5.8% | 1.4% |
| Duke University | 1 | 2029 | 1,618 | 4.6% | 1.1% |
| Huntington Ingalls | 1 | 2029 | 1,544 | 4.4% | 1.0% |
| Mythics | 1 | 2030 | 1,235 | 3.5% | 0.8% |
| Johns Hopkins Medicine | 1 | 2023 | 1,149 | 3.2% | 0.8% |
| Pender & Coward | 1 | 2030 | 950 | 2.7% | 0.6% |
| Kimley-Horn | 1 | 2027 | 912 | 2.6% | 0.6% |
| Troutman Pepper Hamilton Sanders | 1 | 2025 | 907 | 2.6% | 0.6% |
| **Top 10 Total** | | | **$ 18,775** | **53.1%** | **12.5%** |

**Retail Portfolio(1)**

| Tenant | Number of Leases | Lease Expiration | Annualized Base Rent | % of Retail Portfolio Annualized Base Rent | % of Total Portfolio Annualized Base Rent |
|---|---|---|---|---|---|
| Harris Teeter/Kroger | 5 | 2023 - 2035 | $ 3,289 | 5.8% | 2.2% |
| Lowes Foods | 2 | 2037 ; 2039 | 1,976 | 3.5% | 1.3% |
| PetSmart | 5 | 2022 - 2025 | 1,461 | 2.6% | 1.0% |
| Amazon/Whole Foods | 1 | 2040 | 1,144 | 2.0% | 0.8% |
| Apex Entertainment | 1 | 2035 | 1,050 | 1.8% | 0.7% |
| Bed, Bath, & Beyond | 2 | 2022 - 2025 | 1,047 | 1.8% | 0.7% |
| Petco | 4 | 2022 - 2030 | 913 | 1.6% | 0.6% |
| Regal Cinemas | 2 | 2021 - 2024 | 838 | 1.5% | 0.6% |
| Total Wine & More | 2 | 2024 - 2027 | 765 | 1.3% | 0.5% |
| Ross Dress for Less | 2 | 2025 - 2027 | 762 | 1.3% | 0.5% |
| **Top 10 Total** | | | **$ 13,245** | **23.2%** | **8.9%** |

(1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized.
(2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $6.0M of ABR.

24

# LEASE SUMMARY

ARMADA HOFFLER PROPERTIES

## OFFICE

### Renewal Lease Summary

| | | | | | GAAP | | | Cash | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Quarter | Number of Leases Signed | Net Rentable SF Signed | Leases Expiring | Net Rentable SF Expiring | Contractual Rent per SF | Prior Rent per SF | Releasing Spread | Contractual Rent per SF | Prior Rent per SF | Releasing Spread | Wtd Average Lease Term (yrs) | TI & LC | TI & LC per SF |
| Q1 2021 | 1 | 4,152 | 1 | 4,152 | $23.95 | $23.56 | 1.6% | $24.00 | $25.46 | -5.7% | 2.00 | $27,960 | $6.73 |
| Q4 2020 | 2 | 14,745 | 1 | 3,024 | 24.81 | 22.66 | 9.5% | 24.00 | 25.35 | -5.3% | 4.44 | 206,383 | 14.00 |
| Q3 2020 | - | - | 1 | 13,316 | - | - | 0.0% | - | - | 0.0% | - | - | - |
| Q2 2020 | 3 | 11,529 | 1 | 1,485 | 33.09 | 30.47 | 8.6% | 33.72 | 32.20 | 4.7% | 5.00 | 70,249 | 6.09 |
| **Office Renewal Total** | **6** | **30,426** | **4** | **21,977** | **$27.83** | **$25.74** | **8.1%** | **$27.68** | **$27.96** | **-1.0%** | **4.32** | **$304,591** | **$10.01** |

### New Lease Summary[1]

| Quarter | Number of Leases Signed | Net Rentable SF Signed | Cash Contractual Rent per SF | Wtd Average Lease Term (yrs) | TI & LC | TI & LC per SF |
|---|---|---|---|---|---|---|
| Q1 2021 | 1 | 1,455 | $23.50 | 2.08 | $4,871 | $3.35 |
| Q4 2020 | 2 | 4,032 | 25.47 | 6.83 | 238,691 | 59.20 |
| Q3 2020 | 2 | 8,984 | 24.98 | 6.59 | 525,540 | 58.50 |
| Q2 2020 | - | - | - | - | - | - |
| **New Office Total** | **5** | **14,471** | **$24.97** | **6.20** | **$769,102** | **$53.15** |

## RETAIL

### Renewal Lease Summary

| | | | | | GAAP | | | Cash | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Quarter | Number of Leases Signed | Net Rentable SF Signed | Leases Expiring | Net Rentable SF Expiring | Contractual Rent per SF | Prior Rent per SF | Releasing Spread | Contractual Rent per SF | Prior Rent per SF | Releasing Spread | Weighted Average Lease Term (yrs) | TI & LC | TI & LC per SF |
| Q1 2021 | 8 | 21,317 | 9 | 22,717 | $23.78 | $22.22 | 7.0% | $23.62 | $23.16 | 2.0% | 4.46 | $117,685 | $5.52 |
| Q4 2020 | 20 | 119,351 | 14 | 109,544 | 15.16 | 15.87 | -4.5% | 15.00 | 16.07 | -6.7% | 7.40 | 832,241 | 6.97 |
| Q3 2020 | 16 | 138,355 | 7 | 32,336 | 16.92 | 16.33 | 3.6% | 17.40 | 16.55 | 5.1% | 4.92 | 98,170 | 0.71 |
| Q2 2020 | 14 | 42,605 | 8 | 19,153 | 22.15 | 20.57 | 7.7% | 22.10 | 20.95 | 5.5% | 4.39 | 41,889 | 0.98 |
| **Retail Renewal Total** | **58** | **321,628** | **38** | **183,750** | **$17.41** | **$17.11** | **1.8%** | **$17.55** | **$17.40** | **0.9%** | **5.74** | **$1,089,986** | **$3.39** |

### New Lease Summary[1]

| Quarter | Number of Leases Signed | Net Rentable SF Signed | Cash Contractual Rent per SF | Weighted Average Lease Term (yrs) | TI & LC | TI & LC per SF |
|---|---|---|---|---|---|---|
| Q1 2021 | 7 | 27,260 | $19.10 | 8.38 | $612,116 | $22.45 |
| Q4 2020 | 10 | 71,888 | 16.13 | 8.72 | 1,505,862 | 20.95 |
| Q3 2020 | 4 | 8,425 | 18.73 | 5.03 | 87,499 | 10.39 |
| Q2 2020 | 1 | 1,440 | 18.00 | 5.33 | 5,505 | 3.82 |
| **New Retail Total** | **22** | **109,013** | **$17.09** | **8.30** | **$2,210,982** | **$20.28** |

(1) Excludes leases from properties in development.

25

26 OFFICE LEASE EXPIRATIONS AS OF MARCH 31, 2021 (1) Excludes leases from properties in development and delivered, but not yet stabilized. Year Number of Leases Expiring Square Footage of Leases Expiring (1) % Portfolio Net Rentable Square Feet Annualized Base Rent (1) % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 35,843 2.8% -$ - -$ M-T-M 4 1,623 0.1% 45,279 0.1% 27.90 2021 8 17,427 1.3% 529,195 1.5% 30.37 2022 10 47,077 3.6% 1,310,653 3.7% 27.84 2023 15 105,702 8.1% 2,843,097 8.0% 26.90 2024 11 140,377 10.8% 3,502,585 9.9% 24.95 2025 18 142,117 10.9% 4,275,718 12.1% 30.09 2026 10 60,853 4.7% 1,610,568 4.5% 26.47 2027 6 256,477 19.7% 7,524,531 21.2% 29.34 2028 9 79,761 6.1% 2,282,314 6.4% 28.61 2029 7 242,709 18.7% 6,306,058 17.8% 25.98 2030 6 107,801 8.3% 3,099,203 8.7% 28.75 2031 1 1,317 0.1% 37,535 0.1% 28.50 Thereafter 1 62,098 4.8% 2,065,379 6.0% 33.26 Total / Weighted Average 106 1,301,182 100.0% 35,432,115$ 100.0% 28.00$ Upcoming Expirations Over 20,000 Square Feet Through Dec. 2023 Tenant Property Expiration Month Square Footage Expiring (1) Status Day & Zimmerman Armada Hoffler Tower Apr-2022 23,267 - Johns Hopkins Medicine Thames Street Wharf Apr-2023 46,233 -

# RETAIL LEASE EXPIRATIONS

*AS OF MARCH 31, 2021*

| Year | Number of Leases Expiring | Square Footage of Leases Expiring[(1)] | % Portfolio Net Rentable Square Feet | Annualized Base Rent[(1)] | % of Portfolio Annualized Base Rent | Annualized Base Rent per Leased Square Foot |
|---|---|---|---|---|---|---|
| Available | - | 230,223 | 6.2% | $ - | - | $ - |
| M-T-M | 1 | 2,400 | 0.1% | 54,816 | 0.1% | 22.84 |
| 2021 | 41 | 211,334 | 5.7% | 2,755,176 | 4.5% | 13.04 |
| 2022 | 68 | 320,529 | 8.6% | 5,311,927 | 8.7% | 16.57 |
| 2023 | 65 | 429,406 | 11.6% | 6,929,189 | 11.3% | 16.14 |
| 2024 | 80 | 390,698 | 10.5% | 7,571,794 | 12.4% | 19.38 |
| 2025 | 89 | 611,780 | 16.5% | 8,696,497 | 14.2% | 14.22 |
| 2026 | 57 | 309,282 | 8.3% | 6,159,699 | 10.1% | 19.92 |
| 2027 | 27 | 161,127 | 4.3% | 3,320,859 | 5.4% | 20.61 |
| 2028 | 19 | 45,540 | 1.2% | 1,225,379 | 2.0% | 26.91 |
| 2029 | 24 | 104,871 | 2.8% | 2,205,464 | 3.6% | 21.03 |
| 2030 | 36 | 224,861 | 6.1% | 4,972,196 | 8.1% | 22.11 |
| 2031 | 21 | 183,859 | 5.0% | 3,597,129 | 5.9% | 19.56 |
| Thereafter | 21 | 483,568 | 13.1% | 8,274,608 | 13.7% | 17.11 |
| **Total / Weighted Average** | **549** | **3,709,478** | **100.0%** | **$ 61,074,733** | **100.0%** | **$ 17.55** |

**Upcoming Expirations Over 20,000 Square Feet Through 2023**

| Tenant | Property | Expiration | Square Footage Expiring[(1)] | Status |
|---|---|---|---|---|
| BI-LO | Socastee Commons | Jun-2021 | 46,673 | Terminating |
| Michaels | Marketplace at Hilltop | Nov-2021 | 23,753 | In Negotiation |
| Regal Cinemas | Columbus Village II | Dec-2021 | 51,545 | In Negotiation |
| PetSmart | Broad Creek Shopping Center | Jan-2022 | 20,114 | - |
| PetSmart | Southgate Square | Jan-2022 | 25,950 | - |
| Bed Bath and Beyond | Columbus Village II | Jan-2022 | 37,500 | Renewed through 2027 |
| TJ Maxx | Red Mill Commons | Mar-2022 | 30,000 | - |
| Michaels | Red Mill Commons | Jul-2022 | 23,753 | - |
| Food Lion | Broad Creek Shopping Center | Aug-2022 | 33,000 | - |
| Home Depot | North Point Center | Jan-2023 | 120,000 | - |
| Golf Galaxy | Wendover Village | Jun-2023 | 24,946 | - |
| Harris Teeter | North Point Center | Aug-2023 | 57,590 | - |
| TJ Maxx | Wendover Village | Oct-2023 | 24,903 | - |

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

27

28 COVID-19 EFFECT AS OF MARCH 31, 2021 $ IN THOUSANDS TOTAL DEFERRALS(1) Deferrals OutstandingDeferrals Collected (1) Excludes 2 Regal Cinemas leases. Period Deferrals Due Deferrals Collected Repayment Outstanding Total $2,110 $1,950 92% $160 8% 92% 8% Deferrals Outstanding ⁽¹⁾ Repayment Period 2021 2022 $1,500 $1,050 $450 $5,250 $1,500 $1,950 $250 $1,550 Total Deferral Agreements Collected Written Off Abated Outstanding Balance⁽¹⁾

29 APPENDIX DEFINITIONS & RECONCILIATIONS Town Center Virginia Beach, VA

30 DEFINIT IONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark- to-market adjustments on interest rate derivatives, provision for unrealized credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

31 DEFINIT IONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one time adjustments including non-recurring bad debt and termination fees, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our reoccurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash.

32 DEFINIT IONS SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

# SAME STORE VS. NON-SAME STORE

ARMADA HOFFLER PROPERTIES

| | Three Months Ended 3/31/2021 to 2020 | |
|---|---|---|
| | Same Store | Non-Same Store |
| **Retail Properties** | | |
| 249 Central Park Retail | X | |
| Apex Entertainment | | X |
| Broad Creek Shopping Center | X | |
| Broadmoor Plaza | X | |
| Brooks Crossing (Retail) | X | |
| Columbus Village | X | |
| Columbus Village II | X | |
| Commerce Street Retail | X | |
| Courthouse 7-Eleven | X | |
| Delray Beach Plaza | | X |
| Dimmock Square | X | |
| Fountain Plaza Retail | X | |
| Greentree Shopping Center | X | |
| Hanbury Village | X | |
| Harrisonburg Regal | X | |
| Lexington Square | X | |
| Market at Mill Creek | X | |
| Marketplace at Hilltop | X | |
| Nexton Square | | X |
| North Hampton Market | X | |
| North Point Center | X | |
| Parkway Centre | X | |
| Parkway Marketplace | X | |
| Patterson Place | X | |
| Perry Hall Marketplace | X | |
| Premier Retail | | X |
| Providence Plaza | X | |
| Red Mill Commons | X | |
| Sandbridge Commons | X | |
| Socastee Commons | X | |

| | Three Months Ended 3/31/2021 to 2020 | |
|---|---|---|
| | Same Store | Non-Same Store |
| **Retail Properties (Continued)** | | |
| South Retail | X | |
| South Square | X | |
| Southgate Square | X | |
| Southshore Shops | X | |
| Studio 56 Retail | X | |
| Tyre Neck Harris Teeter | X | |
| Wendover Village | X | |
| **Office Properties** | | |
| 4525 Main Street | X | |
| Armada Hoffler Tower | X | |
| Brooks Crossing (Office) | X | |
| One City Center | X | |
| One Columbus | X | |
| Thames Street Wharf | X | |
| Two Columbus | X | |
| Wills Wharf | | X |
| **Multifamily Properties** | | |
| 1405 Point | X | |
| Edison Apartments | | X |
| Encore Apartments | X | |
| Greenside Apartments | X | |
| Hoffler Place | X | |
| Johns Hopkins Village | X | |
| Liberty Apartments | X | |
| Premier Apartments | X | |
| Smith's Landing | X | |
| Summit Place | | X |
| The Cosmopolitan | | X |
| The Residences at Annapolis Junction | | X |

33

# RECONCILIATION OF ADJUSTED EBITDA, CORE EBITDA, AND CORE DEBT(1)

ARMADA HOFFLER PROPERTIES

## $ IN THOUSANDS

| | Three months ended | | | | |
|---|---|---|---|---|---|
| | 3/31/2021 | 12/31/2020 | 9/30/2020 | 6/30/2020 | 3/31/2020 |
| **Net income attributable to common stockholders and OP unit holders** | $3,122 | $1,851 | $8,651 | $11,178 | $8,160 |
| Excluding: | | | | | |
| Depreciation and amortization | 18,066 | 17,678 (2) | 14,131 (2) | 13,644 (2) | 14,092 (2) |
| Gain on real estate dispositions | (3,717) | - | (3,612) | (2,776) | - |
| Impairment of real estate assets | 3,039 | - | - | - | - |
| Income tax provision (benefit) | (19) | (63) | (28) | 65 | (257) |
| Interest expense | 7,613 | 7,815 | 7,249 | 6,904 | 7,805 |
| Change in fair value of derivatives and other | (393) | (294) | (318) | 6 | 1,736 |
| Preferred dividends | 2,887 | 2,887 | 2,220 | 1,175 | 1,067 |
| GAAP adjustments related to finance leases | 212 | 160 | 160 | 158 | 160 |
| Non-Recurring Bad Debt | - | - | 1,100 (4) | 450 (5) | - |
| Unrealized credit loss provision (release) | (55) | 29 | (33) | (117) | 377 |
| Non-cash stock compensation | 1,017 | 471 | 456 | 421 | 1,030 |
| **Adjusted EBITDA(3)** | $31,772 | $30,534 | $29,976 | $31,108 | $34,170 |
| Development/Redevelopment: | | | | | |
| Premier Retail | (221) | (202) | (223) | (207) | (210) |
| Wills Wharf | (839) | (678) | (633) | - | - |
| The Cosmopolitan Apartments | - | - | (981) | (878) | (923) |
| Summit Place | - | - | (388) | - | - |
| Total Development | (1,060) | (880) | (2,225) | (1,085) | (1,133) |
| Dispositions completed intra-quarter | (111) | - | (80) | (1,351) | - |
| Acquisitions completed intra-quarter | (336) | (961) | (75) | - | - |
| **Core EBITDA** | $30,266 | $28,693 | $27,596 | $28,672 | $33,037 |
| **Annualized Core EBITDA** | $121,316 (7) | $114,770 | $110,382 | $114,689 | $132,148 |
| **Total debt(6)** | $975,099 | $962,812 | $885,359 | $956,726 | $1,016,293 |
| (Less) Development/Redevelopment | | | | | |
| Premier Retail | (8,208) | (8,241) | (8,250) | (8,250) | (8,250) |
| Wills Wharf | (60,831) | (59,044) | (57,585) | (53,660) | (45,759) |
| The Cosmopolitan Apartments | - | - | (43,110) | (43,309) | (43,506) |
| Summit Place | - | - | (34,615) | (32,289) | (30,135) |
| Total Development | (69,039) | (67,285) | (143,560) | (137,508) | (127,650) |
| (Less) Net Acquisitions completed intra-quarter | (14,473) | (84,375) | (22,909) | - | - |
| (Less) Cash & restricted cash | (34,588) | (50,430) | (79,224) | (75,111) | (52,788) |
| **Core Debt** | $856,999 | $760,722 | $639,666 | $744,107 | $835,855 |

(1) See definitions on page 31.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments.
(3) Excludes non-recurring items.
(4) Bad debt resulting from Company's decision to terminate two defaulted Regal Cinemas leases.
(5) Adjusts bad debt to an annualized $3 million – Management's Estimates.
(6) Excludes GAAP Adjustments.
(7) Includes the unannualized gain of sale on the non-operating parcel of $0.3M.

34

35 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) See page 33 for the Same Store vs. Non-Same Store properties. (2) Includes expenses associated with the Company’s in-house asset management division. Three months ended 3/31 2021 2020 Office Same Store (1) Rental revenues $10,210 $10,192 Property expenses 3,484 3,521 NOI 6,726 6,671 Non-Same Store NOI (2) 676 (171) Segment NOI $7,402 $6,500 Retail Same Store (1) Rental revenues $15,860 $16,810 Property expenses 3,962 4,001 NOI 11,898 12,809 Non-Same Store NOI (2) 1,494 2,416 Segment NOI $13,392 $15,225 Multifamily Same Store (1) Rental revenues $9,690 $10,017 Property expenses 4,149 3,895 NOI 5,541 6,122 Non-Same Store NOI (2) 3,268 734 Segment NOI $8,809 $6,856 Total Property Portfolio NOI $29,603 $28,581

36 RECONCILIATION TO GAAP NET INCOME $ IN THOUSANDS Office Retail Multifamily Total Rental Properties General Contracting & Real Estate Services Total Segment revenues 11,635$ 18,255$ 15,851$ 45,741$ 35,563$ 81,304$ Segment expenses 4,233 4,863 7,042 16,138 34,275 50,413 Net operating income 7,402$ 13,392$ 8,809$ 29,603$ 1,288$ 30,891$ Depreciation and amortization (18,066) General and administrative expenses (4,021) Acquisition, development and other pursuit costs (71) Impairment charges (3,039) Gain on real estate dispositions 3,717 Interest income 4,116 Interest expense on indebtedness (7,613) Interest expense on finance leases (362) Unrealized credit loss release 55 Amortization of right-of-use assets - finance leases (189) Change in fair value of derivatives and other 393 Other income 179 Income tax benefit 19 Net income 6,009$ Preferred stock dividends (2,887) Net income attributable to AHH and OP unit holders 3,122$ Three months ended 3/31/2021